UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

BETTER FOR YOU WELLNESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56262	87-2903933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1349 East Broad Street
 Columbus, Ohio, United States 43205
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (614) 368-9898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

"We", "Us", "The Issuer" and or "the Company" refer to Better For You Wellness, Inc., a Nevada Company.

Item 7.01. Regulation FD Disclosure.

On February 16, 2022, we issued a press release relating to, amongst other things, the information and events disclosed within this Form 8-K. A copy of the Company's press release is furnished as Exhibit 99.1 to this Report.

The information in this Item 7.01, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On February 11, 2022, Better For You Wellness, Inc. entered into a non-binding Letter of Intent ("LOI") with Amanda Cayemitte, Yapo M'Be, and Mango Moi, LLC ("Mango Moi"). The LOI set forth the terms for a transaction in which the Company would acquire 100% ownership interest in Mango Moi, and substantially all of the property and assets of Mango Moi including without limitation inventory, formulas, packaging, intellectual property, customer lists, websites, domain names, and social media accounts.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

NUMBER	EXHIBIT

99.1	Press Release
99.2	Letter of Intent executed February 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Portions of this report may constitute "forward-looking statements" as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the "safe harbor" protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company's performance is contained in the Company's filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Better For You Wellness, Inc.

Dated: February 16, 2022	/s/ Ian James
Ian James Chief Executive Officer